Evolve COMPENSATION PLAN GUIDE FOR INDEPENDENT LIFEVANTAGE CONSULTANTS CANADA Effective November 1, 2024

Welcome 2

activatedLife. It’s complicated. Messy. Beautiful. It goes by fast, and you want to live life to the fullest. But everyday responsibilities, fears, or restrictions can hold you back. You deserve to break free. You deserve to be your best self and live a healthy, happy life on your terms. LifeVantage is here to help. Our products are purposefully designed to activate your body’s ability to create vibrant health, starting at the cellular level. And when you look and feel your best, you’ll want to help others do the same. LifeVantage activates financial wellness with the opportunity to grow a business that can change people’s lives for the better. That’s where Evolve creates possibilities. Evolve is a compensation plan that allows you to work part-time or full-time.* Whether you are looking to simply share life-changing products or wanting to work and grow as a professional mentor and leader, being an Independent LifeVantage® Consultant will positively challenge and reward you. to life IT’S TIME TO LIVE WITH PURPOSE. IT’S TIME TO INSPIRE REMARKABLE. IT’S TIME TO LIVE ACTIVATED. LifeVantage expects the typical participant to earn $0 to $15 in commissions and bonuses, excluding retail profits, annually. 3

WELCOME 2 KEY TERMS 4-5 THE CONSULTANT PATH 6-7 SHARE Product Pricing Customer Sales Profit Personal Sales Bonus Sharing Bonus 8 9 11 12 FAST TRACK BONUSES Fast Track Sharing Bonus SC1 Rank Advancement Bonus 14 15 BUILD & GROW Level Comissions 16-17 LEAD Leadership Match Leadership Pool 18-19 20 LEGAL NOTICE 21 ACTIVE You are considered an Active Consultant when your account is in Good Standing and you have met the 150 Sales Volume Requirement in that month, which can be fulfilled solely through Customer orders. COMMISSIONABLE VOLUME (CV) Commissionable Volume is the measurement on which most bonuses and commissions are paid. When you earn a percentage of volume, you earn a percentage of a product’s CV. The numeric value for CV is typically obtained when Sales Volume is multiplied by the PEG Rate, except in cases where CV has been discounted for any reason. COMPRESSION A process by which CV for Level Commissions skips inactive Consultants and rolls up to the next Active Consultant. CUSTOMER SALES VOLUME (CSV) The Sales Volume originating from your personally enrolled Customers’ orders. DOWNLINE All of the Consultants sponsored into your genealogy are considered part of your downline. ENROLLER The LifeVantage Consultant who enrolls a new Customer or Consultant. Also known as the Enrollment Sponsor. ENROLLMENT TREE The line of Consultants consecutively linked through Consultant enrollment and not by placement. The Enrollment Tree does not include any Placement Sponsors. GENERATION Consultants in your Enrollment Tree with the Paid-as Rank of Managing Consultant 1 or higher are your Generations. A Generation 1 is the first Consultant in any downline with a Paid-as Rank of Managing Consultant 1 or higher. A Generation 2 is the next Consultant in that Leg with a Paid-as Rank of Managing Consultant 1 or higher, and so on. GOOD STANDING Good Standing means you are in compliance with the Consultant Agreement. Table of Contents Key Terms 4

GROUP SALES VOLUME (GSV) Group Sales Volume is the total Sales Volume from you and all the Customers and Consultants in your entire team. LAUNCH PERIOD Your Launch Period includes the month you enroll and the following three full calendar months. LEG A Leg begins with a Level 1 Consultant and includes all of the Consultants beneath them. You have as many Legs as you have Level 1 Consultants. LEVEL The location a Consultant has in your downline in relation to you. All of the Consultants directly below you in your Placement Tree are your Level 1. Consultants placed directly below your Level 1 Consultants are your Level 2, and so on. MAXIMUM VOLUME RULE (MVR) The maximum amount of GSV from any one Leg or from your own Personal Sales Volume and Customer Sales Volume that can count toward your monthly Rank qualification. PAID-AS RANK Your Paid-as Rank is the Rank for which you qualify each month. Your Paid-as Rank determines many of your bonuses. Your Paid-as Rank may be the same as or lower than your Recognition Rank depending on your monthly qualifications. PEG RATE The foreign currency conversion factor used by LifeVantage to calculate payments to Consultants. Using a PEG Rate allows LifeVantage to normalize payments to Consultants. The PEG Rate is periodically reviewed and set based on recent foreign exchange rates and projected foreign exchange rates. PERSONAL SALES VOLUME (PSV) The Sales Volume originating from your personal account. PERSONAL SALES VOLUME CAP (PSVC) For qualification purposes only, you can count up to 150 Personal Sales Volume toward your monthly Rank qualifications. Your entire Sales Volume Requirement can be satisfied by your Customers' purchases. PLACEMENT SPONSOR If you place a new Consultant directly below you in your downline, you are the Enrollment Sponsor and Placement Sponsor. However, if you place a new Consultant below a downline Consultant in the Placement Tree, that downline Consultant becomes your new enrollee’s Placement Sponsor. PLACEMENT TREE If you are a new Consultant's Enroller, you may place them directly below you in your downline or under any other downline Consultant’s position. This is considered your Placement Tree, also referred to as your downline or team. QUALIFYING SALES VOLUME (QSV) The Sales Volume that counts toward your monthly Paid-as Rank qualification. You can count up to 150 PSV toward your monthly Sales Volume Requirement. RANK ADVANCING When you meet the qualifications to be paid as a Rank higher than your current Recognition Rank, you will “advance” to that higher Rank, and your Recognition Rank will be updated to reflect that new milestone. RECOGNITION RANK Your Recognition Rank is the highest Rank you have achieved along the Consultant Path. Your Recognition Rank is subject to reclassification once per year based on the maintenance requirements for that Rank. SALES VOLUME (SV) The numeric value attributed by LifeVantage to each commissionable product sold and/or purchased. SALES VOLUME REQUIREMENT (SVR) The accumulation of your Customers Sales Volume and your Personal Sales Volume to meet your monthly Paid-as Rank requirement. UPLINE All of the Consultants above you in your Enrollment and/or Placement Tree. 5

Evolve. Share. Build & Grow. Lead. Your path as an Independent LifeVantage Consultant can lead to a world of possibilities. Start by sharing the LifeVantage products that you love with Customers to help them activate wellness and improve their health. The more you share, the more you’ll grow as you find others who want to join you on the path with a business of their own. As you progress along the Consultant Path, your attention will shift to building and leading Consultants on your team who are ready to grow to the next stage of success. At every stage you’ll evolve your earnings, yourself, and your life. HOW IT WORKS You must meet certain volume requirements to stay Active and earn bonuses and commissions. These requirements will change, along with the bonuses and commissions you can qualify for, as you move along the path and earn Rank advancements. As you reach the qualifications for a specific Rank, you will be recognized with your “Recognition Rank” at that level for as long as you remain Active. However, your “Paid-as Rank” will fluctuate with your qualifications from month to month. 6

SHARE People say our products are too good not to share! In the early stages of your business, begin with a strong emphasis on sharing our wellness products by selling to Customers. These sales are the fastest way to build your business and see a speedy profit. BUILD & GROW By the time you reach Senior Consultant 1, you should begin spending more time finding new people to add to your sales team. Balance your efforts between selling and sponsoring, which is vital to your continued growth. The larger you grow your sales team, the more time you will spend building your business and helping your Consultants reach their own goals. C O N S U LT A N T C O N S U LT A N T 1 C O N S U LT A N T 2 C O N S U LT A N T 3 S EN IO R C O N S U LT A N T 1 S EN IO R C O N S U LT A N T 2 S EN IO R C O N S U LT A N T 3 M A N A G IN G C O N S U LT A N T 1 M A N A G IN G C O N S U LT A N T 2 M A N A G IN G C O N S U LT A N T 3 EX EC U TI V E C O N S U LT A N T 1 EX EC U TI V E C O N S U LT A N T 2 EX EC U TI V E C O N S U LT A N T 3 EX EC U TI V E C O N S U LT A N T 4 P R ES ID EN TI A L C O N S U LT A N T C C1 C2 C3 SC1 SC2 SC3 MC1 MC2 MC3 EC1 EC2 EC3 EC 4 PC1 PERSONAL SALES VOLUME CAP 150 150 150 150 150 150 150 150 150 150 150 150 150 150 150 SALES VOLUME REQUIREMENT 150 200 250 300 300 300 300 300 300 300 300 300 300 300 GROUP SALES VOLUME 500 1,000 2,000 3,500 6,000 10,000 20,000 40,000 80,000 150,000 300,000 600,000 1,000,000 MAXIMUM VOLUME RULE 750 1,500 2,500 4,000 6,000 10,000 20,000 40,000 67,500 135,000 270,000 450,000 LEAD Leadership is more than the Rank next to your name. Teach by example how to build a successful LifeVantage business. Acknowledge, encourage, and lift your team members, and together you can enjoy the rewards of your shared success! The Consultant Path Evolve is uniquely designed to help LifeVantage Consultants develop confidence, community, and leadership. Each Rank advancement offers the opportunity to celebrate with increased earning possibilities. 7

EACH LIFEVANTAGE PRODUCT HAS 4 PRICES. 03. CONSULTANT BASE Consultant Base Price is lower than the One- time Retail Price and Customer Subscription Price, regardless of the order type and is the price immediately available to all Consultants upon sign-up. 04. CONSULTANT Consultant Price is lower than Consultant Base Price, regardless of the order type and represents the lowest price available. To unlock this price, you must achieve 500 CSV once every 6 months. The Consultant Price will be available to you the month immediately following the month in which you qualify. 02. SUBSCRIPTION Subscription Price is a discount from One-time Retail price. Products purchased by Customers on Subscription are eligible for the discount. 01. ONE-TIME RETAIL The advertised Customer price for all products, whether purchased online or directly from you. Product Pricing 8

Customer Sales Profit allows you to earn commissions on every order. Here's how it works: When your Customers order LifeVantage products, you earn the difference between the price your Customer paid and the Consultant price for which you qualify. Your price as a Consultant starts at the Consultant Base Price, until you unlock the Consultant Price by achieving 500 CSV once every 6 months. IN PRACTICE In these examples, 2 Customers are ordering the same set of products. The Customer on the left purchases the products at the full One-time Retail price of CA$130. If you have not unlocked the Consultant Price, then your price for that order is the Consultant Base Price or CA$110.50. So, you earn a Customer Sales Profit of CA$19.50. If you have unlocked the Consultant Price, then your price for that order is the Consultant Price or CA$104. So, you earn a Customer Sales Profit of CA$26. The Customer on the right orders the same products on a Subscription order for the Subscription Price of CA$117. If you have not unlocked the Consultant Price, then your price for that order is the Consultant Base Price or CA$110.50. So, you earn a Customer Sales Profit of CA$6.50. If you have unlocked the Consultant Price, then your price for that order is the Consultant Price or CA$104. So, you earn a Customer Sales Profit of CA$13. . CUSTOMER SALES PROFIT IS CALCULATED DAILY*. *May be disbursed 3 business days after the bonus calculation date to qualified Consultants who are in an eligible market and have reached the Recognition Rank of Senior Consultant 1 or above. Consultants who are not qualified for daily disbursement will be paid their bonus earnings weekly. Sharing your excitement about LifeVantage and selling products to Customers is at the heart of being a Consultant. In addition to Customer Sales Profit, you can earn on total monthly product sales with the Personal Sales Bonus. Customer Sales Profit Share. Must be Active to qualify RETAIL CA$130 PURCHASE PRICE CA$19.50 CUSTOMER SALES PROFIT subtract CA$110.50 CONSULTANT BASE PRICE Consultant Base Price RETAIL CA$130 PURCHASE PRICE CA$26 CUSTOMER SALES PROFIT subtract CA$104 CONSULTANT PRICE Unlocked Consultant Price SUB CA$117 PURCHASE PRICE CA$6.50 CUSTOMER SALES PROFIT subtract CA$110.50 CONSULTANT BASE PRICE Consultant Base Price SUB CA$117 PURCHASE PRICE CA$13 CUSTOMER SALES PROFIT subtract CA$104 CONSULTANT PRICE Unlocked Consultant Price 9

Customers may cancel their Subscription to opt out of the program at any time. Subscription orders come with rewards for all! Learn more about the LifeVantage Rewards Circle loyalty program at LifeVantage.com Subscribe. Save. Get Rewards. 10

Must be Active to qualify CUSTOMER SV BONUS TIER RECOGNITION TITLE 500 – 999.99 5% ONYX 1,000 – 1,999.99 10% EMERALD 2,000 – 3,999.99 15% SAPPHIRE 4,000+ 20% DIAMOND Personal Sales Bonus The Personal Sales Bonus rewards you on your personal Customer sales. When your personal Customer sales total 500 SV or more in a single month, you become eligible for an additional Personal Sales Bonus. The bonus is paid on a percentage of CV. When you reach 500 Customer Sales Volume in a single month, you will be recognized with a special title before your Rank, starting with Onyx at 500 SV then changing to Emerald at 1000 SV, Sapphire at 2000 SV, and Diamond at 4000 SV and higher. IN PRACTICE For example, if your Customers order 2200 SV worth of products in the month, you are eligible for the 15% bonus tier. This bonus is paid on CV which takes into account promos or discounts Customers may have redeemed. For illustration purposes only, if the theoretical PEG Rate for Canada at the time this bonus is calculated were 1.30, then the bonus amount in local currency would be calculated as follows: • SV is multiplied by the PEG Rate to get the CV. CV is then multiplied by the applicable bonus percentage. • 2200 SV X 1.30 (theoretical Canada PEG Rate) X 15% = CA$429. PERSONAL SALES BONUS IS CALCULATED MONTHLY Share. 11 2200 SV SAPPHIRE CA$429 PERSONAL SALES BONUS you earn 15% of CV and the title of RETAIL SUB YOU

SHARING BONUS IS CALCULATED DAILY*. *May be disbursed 3 business days after the bonus calculation date to qualified Consultants who are in an eligible market and have reached the Recognition Rank of Senior Consultant 1 or above. Consultants who are not qualified for daily disbursement will be paid their bonus earnings weekly. The Sharing Bonus rewards you for selling products to new Consultants and helping them make early sales to Customers. Earn 10% on the Personal Sales Volume and Customer Sales Volume of your new personally enrolled Consultant. This bonus is paid on sales in the new Consultant's enrollment month, up to a maximum of US$100 per newly enrolled Consultant.† IN PRACTICE For example, if you sell 250 SV of products to your new personally enrolled Consultant and your new personally enrolled Consultant sells 500 SV of products to their personally enrolled Customers in that new Consultant’s enrollment month, you are eligible for the 10% Sharing Bonus on 750 SV. This bonus is paid on CV, which takes into account the PEG Rate and any promos or discounts that may have been redeemed. For illustration purposes only, if the theoretical PEG Rate for Canada at the time this bonus is calculated were 1.30, then the bonus amount in local currency would be calculated as follows: • SV is multiplied by the theoretical CA PEG Rate to get the CV. CV is then multiplied by the applicable bonus percentage. • 750 SV X 1.3 (theoretical CA PEG Rate) X 10% = CA$97.50. 12 Sharing Bonus. Sell to Newly Enrolled Consultant Newly Enrolled Consultant Sells to Personally Enrolled Customers In the Newly Enrolled Consultant’s Enrollment Month YOU C 250 SV 500 SV You Earn 10% of CV CA$97.50 SHARING BONUS Must be Active to qualify C

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SHARING BONUS DOUBLER The Sharing Bonus Doubler rewards you for selling products to new Consultants and helping them make early sales to Customers during your Launch Period. During your Launch Period, earn 10% on the Personal Sale Volume and Customer Sales Volume of your new personally enrolled Consultant. This bonus is paid on sales in the new Consultant’s enrollment month, up to a maximum of US$100 per newly enrolled Consultant.† IN PRACTICE For example, if during your Launch Period you sell 250 SV of products to your new personally enrolled Consultant and your new personally enrolled Consultant sells 500 SV of products to Launch Bonuses their personally enrolled Customers in that new Consultant’s enrollment month, you are eligible for the 10% Sharing Bonus Doubler on 750 SV. This bonus is paid on CV, which takes into account the PEG Rate and any promos or discounts that may have been redeemed. For illustration purposes only, if the theoretical PEG Rate for Canada at the time this bonus is calculated were 1.30, then the bonus amount in local currency would be calculated as follows: • SV is multiplied by the theoretical CA PEG Rate to get the CV. CV is then multiplied by the applicable bonus percentage. • 750 SV X 1.3 (theoretical CA PEG Rate) X 10% = CA$97.50 During Launch Period Sell To Newly Enrolled Consultant Newly Enrolled Consultant Sells To Personally Enrolled Customers In the Newly Enrolled Consultant's Enrollment Month YOU C 250 SV 500 SV You Earn 10% of CV CA$97.50 SHARING BONUS DOUBLER Must be Active to qualify These launch bonuses can boost you right from the start. Your Launch Period begins the day you enroll as a Consultant and continues through the next 3 calendar months. SHARING BONUS DOUBLER IS CALCULATED DAILY*. *May be disbursed 3 business days after the bonus calculation date to qualified Consultants who are in an eligible market and have reached the Recognition Rank of Senior Consultant 1 or above. Consultants who are not qualified for daily disbursement will be paid their bonus earnings weekly. C 14 †CAP AMOUNT: The Sharing Bonus and Sharing Bonus Doubler are each capped at US$100 per newly enrolled Consultant. For illustration purposes only, if the theoretical PEG Rate for Canada at the time these bonuses are calculated were 1.30, then the cap amount for these bonuses in local currency would be calculated as follows: Cap amount in US$ is multiplied by the theoretical CA PEG Rate. US$100 X 1.30 (theoretical CA PEG Rate) = CA$130.

YOU EARN $195 When you advance to the Rank of SENIOR CONSULTANT 1 during your Launch Period YOU SC1 RANK ADVANCEMENT BONUS IS CALCULATED MONTHLY SC1 Rank Advancement Bonus When you reach the Rank of Senior Consultant 1 for the first time during your Launch Period, you will earn a CA$195 SC1 Rank Advancement Bonus. Calculation based on US$150 X 1.30 (theoretical CA PEG Rate) = CA$195. 15

Level Commissions C O N S U LT A N T C O N S U LT A N T 1 C O N S U LT A N T 2 C O N S U LT A N T 3 S EN IO R C O N S U LT A N T 1 S EN IO R C O N S U LT A N T 2 S EN IO R C O N S U LT A N T 3 M A N A G IN G C O N S U LT A N T 1 M A N A G IN G C O N S U LT A N T 2 M A N A G IN G C O N S U LT A N T 3 EX EC U TI V E C O N S U LT A N T 1 EX EC U TI V E C O N S U LT A N T 2 EX EC U TI V E C O N S U LT A N T 3 EX EC U TI V E C O N S U LT A N T 4 P R ES ID EN TI A L C O N S U LT A N T C C1 C2 C3 SC1 SC2 SC3 MC1 MC2 MC3 EC1 EC2 EC3 EC 4 PC1 150 150 150 150 150 150 150 150 150 150 150 150 150 150 150 150 200 250 300 300 300 300 300 300 300 300 300 300 300 500 1,000 2,000 3,500 6,000 10,000 20,000 40,000 80,000 150,000 300,000 600,000 1,000,000 750 1,500 2,500 4,000 6,000 10,000 20,000 40,000 67,500 135,000 270,000 450,000 LEVEL 1 5% 7% 9% 10% 10% 10% 10% 10% 10% 10% 10% 10% 10% 10% LEVEL 2 3% 5% 6% 7% 7% 7% 7% 7% 7% 7% 7% 7% LEVEL 3 3% 5% 6% 7% 7% 7% 7% 7% 7% 7% LEVEL 4 3% 5% 6% 6% 6% 6% 6% 6% 6% LEVEL 5 3% 5% 6% 6% 6% 6% 6% 6% LEVEL 6 3% 4% 5% 5% 5% 5% 5% LEVEL 7 3% 4% 4% 4% 4% 4% 4% LEVEL 8 3% 3% 3% 3% 3% 3% LEVEL 9 3% 3% 3% 3% 3% 3% You earn Level Commissions for building your team and teaching those you sponsor to create strong teams of their own. As an Active Consultant, you are paid a percentage of commissions from the CV of your team’s sales. Your Paid-as Rank determines the percentages you earn and the number of levels on which you are eligible to receive a commission. HOW LEVELS WORK All of the Consultants directly below you in your Placement Tree are your Level 1. Consultants are paid Customers Sales Profit and Personal Sales Bonus on their personally enrolled Customer purchases. Enrollers are not eligible for a Level Commission on their personal Customers. LEVEL COMMISSIONS ARE CALCULATED MONTHLY 16 Build & Grow. PSVC SVR GSV MVR

Active Compression 9 8 5 3 7 2 6 1 ORDER MC1 START HERE C1 C3 INACTIVE SC3 MC3 INACTIVE EC3 EC4 MC1 INACTIVE PRESIDENTIAL 4 YOU Active MC1 qualified to earn up to 5 Levels. They are Level 1, so they are paid 10% Active C1 qualified to earn on Level 1. This is Level 2, so they are not eligible and Level 2 is not paid. Active C3 is qualified to earn on only 2 Levels. This is Level 3, so they are not eligible and Level 3 is not paid. Inactive. Through Active Compression, this Level is not qualified and Level 4 rolls up. Because the Consultant below you is inactive, you become Level 4 through Active Compression. As an Active SC3, you are qualified to earn at Level 4 and are paid 3%. Active MC3 qualified to earn on 9 Levels and paid on Level 5 at 6%. Inactive. Through Active Compression, this Level is not qualified and Level 6 rolls up. New Level 6 is an Active EC3 qualified to earn on 9 Levels. They are paid Level 6 at 5%. Active EC4 is paid on Level 7 at 4%. Active MC1 qualifies to earn only up to Level 5. Because this is Level 8, they are not eligible and Level 8 is not paid. Inactive. Through Active Compression, this Level is not qualified and Level 9 rolls up. Active PC is qualified for Level 9 and paid 3%. A process by which CV for Level Commissions skips inactive Consultants and rolls up to the next Active Consultant. IN PRACTICE This example shows how volume could roll up in one Leg of a team. You’re a Senior Consultant 3 at Level 5 above the Consultant who earned the volume. Starting from the bottom of the chart, you see how CV flows up and what happens below and above you. KEY Qualified (Paid) Not Qualified (Not Paid) Inactive (Rolls Up) 17

M A N A G IN G C O N S U LT A N T 2 M A N A G IN G C O N S U LT A N T 3 EX EC U TI V E C O N S U LT A N T 1 EX EC U TI V E C O N S U LT A N T 2 EX EC U TI V E C O N S U LT A N T 3 EX EC U TI V E C O N S U LT A N T 4 P R ES ID EN TI A L C O N S U LT A N T GENERATION 1 7% 12% 15% 20% 20% 20% 20% GENERATION 2 10% 12% 15% 20% 20% 20% GENERATION 3 10% 12% 15% 20% 20% GENERATION 4 10% 12% 15% 20% GENERATION 5 10% 12% 15% GENERATION 6 10% 12% GENERATION 7 12% CAP PER MATCH $1,000 $2,500 $5,000 $7,500 $10,000 $15,000 $15,000 When you are paid as a Managing Consultant 2 or higher in the month, you can receive a Leadership Match on qualified Generations. The Leadership Match is paid on your qualified Generations' Level Commissions. HOW GENERATIONS WORK Your Generation 1 is the first Consultant in any Leg in your team with a Paid-as Rank of Managing Consultant 1 or higher. A Generation 2 is the next Consultant in that Leg with a Paid-as Rank of Managing Consultant 1 or higher, and so on. LEADERSHIP MATCH IS CALCULATED MONTHLY MONTHLY LEADERSHIP MATCH CAN PAYOUT UP TO A MAXIMUM OF 9% OF MONTHLY GLOBAL CV. • Cap per match amount in US$ is multiplied by the theoretical CA PEG Rate. • For example, the cap per match for a Managing Consultant 2 would be US$1,000 X 1.30 (theoretical CA PEG Rate) = CA$1,300. Leadership Match When you reach the Leader level, you’ve shown you truly know what it takes to succeed and have the skills to help mentor and motivate others. Keep cultivating your future leaders and helping them grow and you can earn substantial bonuses for building such a strong team. For illustration purposes only, if the theoretical PEG Rate for Canada at the time this bonus is calculated were 1.30, then the cap per match amount in local currency would be calculated as follows: 18 Lead.

YOU MANAGING CONSULTANT 3 10% 12% EXECUTIVE CONSULTANT 2 12% MANAGING CONSULTANT 1 12% MANAGING CONSULTANT 3 MANAGING CONSULTANT 3 IN PRACTICE In this example, as a Managing Consultant 3, you earn a 12% Leadership Match on your Generation 1 Consultants and a 10% match on your Generation 2 Consultants. Qualified Generations are based on Paid-as Ranks. You can have multiple Generation 1 Consultants within a Leg. The Leadership Match is paid in addition to any other bonuses and commissions you might already be earning. GENERATION 1 GENERATION 1 GENERATION 2 GENERATION 1 19

When you are paid as an Executive Consultant 1 or higher, you earn shares of our monthly Leadership Pool. This pool is made from 4% of global monthly CV. You receive shares based on your Paid-as Rank. The total pool amount is divided equally by the total number of monthly shares Consultants earn. Leadership Pool SHARES EXECUTIVE CONSULTANT 1 1 EXECUTIVE CONSULTANT 2 3 EXECUTIVE CONSULTANT 3 5 EXECUTIVE CONSULTANT 4 10 PRESIDENTIAL CONSULTANT 20 LEADERSHIP POOL IS CALCULATED MONTHLY Lead. 20

Notices 1. LifeVantage Canada Ltd. is a Direct Sales/Network Marketing company with a Multi-Level Marketing compensation plan that provides flexibility and opportunity for individuals to earn extra income based upon selling products to Customers. 2. The focus of the LifeVantage Compensation Plan is to pay bonuses and commissions to LifeVantage Consultants based upon their product sales and the product sales of LifeVantage Consultants in their personal marketing team to ultimate end using Customers. 3. Every commission and/or compensation qualification requirement within this LifeVantage Compensation Plan may be achieved through product sales to Customers through a Consultant’s personal efforts and the efforts of the Consultants within their Downline. 4. LifeVantage products are not sold in retail stores and only licensed Consultants in Good Standing are authorized to sell LifeVantage products either directly from their own stock or indirectly through the company’s online shopping cart at www.lifevantage.com. 5. The Consultant Agreement consists of the LifeVantage Compensation Plan, the LifeVantage Consultant Application and Agreement, the LifeVantage Policies and Procedures, the LifeVantage Virtual Office Agreement (Back Office Agreement), and the LifeVantage Privacy Policy and Website Use Agreement. The Consultant Agreement governs the contractual relationship and obligations of each LifeVantage Consultant to LifeVantage. 6. A LifeVantage Consultant may not personally purchase for themselves nor encourage Customers or other Consultants to purchase more inventory than each can personally consume and/or sell to their personal Customers each month. In addition, each LifeVantage Consultant personally agrees that they may not place a new order in any given month unless 70% of all orders from previous months have been sold or consumed through personal/family use. 7. A LifeVantage Consultant must disclose the current Typical Earning Disclosure (TED) when making any earnings or lifestyle representations which can be found at the following link: [https://www.lifevantage.com/ca-en/]. 8. For Leadership Match, if after the individual caps per match are applied the monthly Leadership Match payout exceed 9% of monthly global CV, then all monthly Leadership Match earnings will be adjusted down by an equal percentage in order to ensure that the monthly Leadership Match does not exceed 9% of monthly global CV. 21

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